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                               FIRST EAGLE FUNDS

                          FIRST EAGLE FUND OF AMERICA

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 451-3623

                        SUPPLEMENT DATED OCTOBER 1, 2002
                       TO PROSPECTUS DATED MARCH 1, 2002

First Eagle Fund of America Redemption Fee: The paragraph on page 25 of the Prospectus headed 'First Eagle International Fund's Redemption Fee' should be removed and replaced as follows:

    FIRST EAGLE FUND OF AMERICA REDEMPTION FEE (EFFECTIVE JANUARY 1, 2003)

    First Eagle Fund of America seeks shareholders that are long-term investors and thus is not designed for short-term traders whose frequent subscriptions and redemptions can generate substantial purchases and sales of portfolio investments that can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of portfolio securities held by the Fund at the worst possible time as far as long-term investors are concerned. These short-term transactions affect all shareholders by increasing transaction costs. Because of this, effective January 1, 2003, if you sell or exchange shares of First Eagle Fund of America within 90 days of the original purchase, you will pay a 2% redemption fee on the lesser of your purchase price or the amount of the shares redeemed or exchanged. This fee applies to all three share classes of the Fund. The redemption fee is retained by the Fund and is intended to defray transaction and other expenses caused by early redemptions.

    The redemption fee will be waived for qualified retirement plans, wrap programs and certain accounts investing through omnibus positions, although the Fund reserves the right to impose redemption fees on these shareholders. The redemption fee may be modified or discontinued at any time.

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In addition, the following language should be inserted on page 19 of the
Prospectus as the last paragraph under the heading 'PURCHASING FRONT-END LOAD CLASS A SHARES IF YOU SEEK PROFESSIONAL GUIDANCE -- YOU MAY BE ELIGIBLE FOR A
DISCOUNT':

    You may qualify for a waiver of the front-end sales charge if you purchase Class A shares of First Eagle Fund of America with the proceeds from a redemption of Class A shares of another 'load' mutual fund made within 60 days of the purchase. You will need to




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    inform us of this at the time that the order for the purchase is placed and provide a copy of your prior account statement showing the redemption. Ask your investment professional for more information.

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The information above supplements, and to the extent inconsistent therewith, replaces, the information contained in the Prospectus, including but not limited to information contained in the sections entitled 'Selling Your Shares' and 'Purchasing Front-End Load Class A Shares if You Seek Professional Guidance.'